UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 11, 2005

                              TS ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


                 0-29523                              73-1564807
        (Commission File Number)         (I.R.S. Employer Identification Number)


            12890 Hilltop Road
              Argyle, Texas                              76226
(Address of principal executive offices)               (Zip Code)

                                 (972) 233-0300
              (Registrant's telephone number, including area code)

                    111 Hilltop Lane, Pottsboro, Texas 75076
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

                   Section 3 - Securities and Trading Markets

Item 3.02 - Unregistered Sale of Equity Securities

         On May 11, 2005, TS Electronics, Inc. (the "Registrant") sold to Halter Financial Group, Inc. in a private placement 1,875,045 shares of restricted common stock at a purchase price of $0.1066641 per share, pursuant to the terms of that certain Stock Purchase Agreement (the "Purchase Agreement") executed by the parties on May 11, 2005. The private placement was exempt from the registration requirements of the Securities Act of 1933, as amended, in reliance upon Section 4(2) thereunder. As a result of the purchase, Halter Financial Group, Inc. became the Registrant's controlling shareholder, owning approximately 75% of the Registrant's issued and outstanding shares of common stock. Halter Financial Group, Inc. used "working capital" to purchase the stock. As used herein, the term "working capital" includes income from the business operations of the entity plus sums borrowed from, among other sources, banks and brokerage firm margin accounts, to operate such business in general. Before the execution of the Purchase Agreement, Gene F. Boyd, Betty S. Boyd and Keith P. Boyd represented the controlling shareholders of the Registrant's common stock.

         Immediately subsequent to and as a result of the closing of the transactions contemplated by the Purchase Agreement, Gene F. Boyd, Keith P. Boyd, Fredrick W. Parker and Leo G. Templer resigned as officers and directors, as applicable, of the Registrant. Timothy P. Halter was appointed as a member of the Board of Directors, and Mr. Halter was elected as President, Chief Accounting Officer, and Secretary of the Registrant. .

                 Section 5 - Corporate Governance and Management

Item 5.01 - Changes in Control of Registrant

         The contents of Item 3.02 above are incorporated by reference.

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

         The contents of Item 3.02 above are incorporated by reference.

         During the past five years, Mr. Halter has been the sole officer and director of Halter Financial Group, Inc., a financial consulting firm. Mr. Halter is the sole officer and director of the following reporting companies:
Donar Enterprises, Inc.

         There are no family relationships among the Registrant's directors or executive officers.

                  Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

   Exhibit No.   Description

      10.1 Stock Purchase Agreement dated May 11, 2005 by and between TS Electronics, Inc. and Halter Financial Group, Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                       TS ELECTRONICS, INC.


                                                       By: /s/ Timothy P. Halter
                                                          ----------------------
                                                          Timothy P. Halter
                                                          President
Date:  May 11, 2005